                                 Exhibit 10.1

GreenPoint Mortgage                                                      SERVICING CERTIFICATE
====================================================================================================================================
Revolving Home Equity Loan   LIBOR:                                    6.65125%  Current Collection Period:      06/01/00-06/30/00
Asset-Backed Notes           Margin A-1:                               0.30000%  P&S Agreement Date:                  12/1/99
Series 1999-2                Class A-1  Note Rate:                     6.95125%  Original Closing Date:               12/22/99
                             Class A-2  Note Rate:                     7.03125%  Distribution Date:                    7/17/00
                             Margin A-2:                               0.38000%  Record Date:                          7/16/00
                             Interest Period 06/15/00 thru 07/16/00:        32   Pool Factor:                        92.4088204%

                             Servicing Fee Rate:                       0.50000%  Initial Class A-1 O/C Amt:             22.71
                             Class A-1 Premium Fee Rate:               0.18000%  Initial Class A-2 O/C Amt:             565.15
                             Class A-2 Premium Fee Rate:               0.18000%
                                                                                 Class A-1 O/C Amt as of Pmt Date:   3,261,082.49
                             Trustee Fee:                              0.00900%  Class A-2 O/C Amt as of Pmt Date:    710,980.90
                             Class A-1 Act Weighted Avg Ln Rate:      12.13091%
                             Class A-2 Act Weighted Avg Ln Rate:      12.16638%

                             Total Management Fee                       500.00
       =============================================================================================================================
BALANCES
    Beginning Class A-1 Pool Balance                                                                                190,948,506.57
    Beginning Class A-2 Pool Balance                                                                                 45,409,654.68


    Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                             188,424,923.25
    Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                              44,900,122.92

    Class A-1 Overcollateralization Amount to Fill                                                                    2,147,692.50
    Class A-2 Overcollateralization Amount to Fill                                                                      727,859.24

    Ending Class A-1 Pool Balance                                                                                   187,090,742.39
    Ending Class A-2 Pool Balance                                                                                    43,878,967.87


    Ending Class A-1 Note Balance -- CUSIP 395385AA5                                                                183,829,659.90
    Ending Class A-2 Note Balance -- CUSIP 395385AB3                                                                 43,167,986.97

    Additional Balances  Class A-1                                                                                    4,037,863.90
    Additional Balances  Class A-2                                                                                      573,793.20

    Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                         0
    Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                      0.00
    Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                          0
    Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                       0.00
    Number of all Subsequent Class A-1 HELOC Mortgage Loans (Current Date)                                                    1108
    Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                                                     0.00
    Number of all Subsequent Class A-2 Heloc Loans (Current Date)                                                                0
    Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                                              0.00
    Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                                  0
    Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                                0.00
    Cumulative Number of ALL Subsequent Mortgage Loans                                                                           0
    Cumulative Subsequent Mortgage Loan Asset Balance                                                                         0.00
    Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                               0.00
    Class A-1 Cumulative Excess of Draws Over Principal Paydown Recoup this Distribution                                      0.00
    Beginning Loan Count                                                                                                     5,274
    Ending Loan Count                                                                                                        5,145

COLLECTION AMOUNTS Class A-1
 1       Aggregate of All Mortgage Collections (Gross)                                                                9,907,016.12
 2       Total Mortgage Interest Collections (Gross)                                                                  2,019,570.03
         Servicing Fees (current collection period)                                                                      79,561.88
         Deferred Interest Transfer (DI)                                                                                      0.00
  3a       Mortgage Principal Collections                                                                             7,887,446.09
  3b       Pre-Funded Balance                                                                                                 0.00
  3c       Net Liquidation Proceeds                                                                                           0.00
 3       Total Mortgage Principal Collections                                                                         7,887,446.09

         Aggregate of Transfer Deposits                                                                                       0.00

         Investor Loss Amount                                                                                             8,181.99
         Aggregate Investor Loss Reduction Amount                                                                         8,181.99


COLLECTION AMOUNTS Class A-2
 1       Aggregate of All Mortgage Collections (Gross)                                                                2,612,653.98
 2       Total Mortgage Interest Collections (Gross)                                                                    508,173.97
         Servicing Fees (current collection period)                                                                      18,920.69
         Deferred Interest Transfer (DI)                                                                                      0.00
  3a       Mortgage Principal Collections                                                                             2,104,480.01
  3b       Pre-Funded Balance                                                                                                 0.00
  3c       Net Liquidation Proceeds                                                                                           0.00

 3      Total Mortgage Principal Collections                                                                          2,104,480.01

        Aggregate of Transfer Deposits                                                                                        0.00

        Investor Loss Amount                                                                                                  0.00
        Aggregate Investor Loss Reduction Amount                                                                              0.00


TOTAL COLLECTION AMOUNT
 1      Aggregate of All Mortgage Collections (Gross)                                                                12,519,670.10
 2      Total Mortgage Interest Collections (Gross)                                                                   2,527,744.00
        Servicing Fees (current collection period)                                                                       98,482.57
        Deferred Interest Transfer (DI)                                                                                       0.00
  3a      Mortgage Principal Collections                                                                              9,991,926.10
  3b      Insurance Proceeds                                                                                                  0.00
  3c      Net Liquidation Proceeds                                                                                            0.00

 3      Total Mortgage Principal Collections                                                                          9,991,926.10
        Aggregate of Transfer Deposits                                                                                        0.00
        Investor Loss Amount                                                                                              8,181.99
        Aggregate Investor Loss Reduction Amount                                                                          8,181.99

        Class A-1 Net Interest Collection                                                                             1,940,008.15
        Class A-2 Net Interest Collection                                                                               489,253.28


DISTRIBUTION AMOUNTS Class A-1
        Class A-1 Note   Interest 8.6 (d)(iv)                                                                         1,164,256.66
        Class A-1 Note   Unpaid Interest Shortfall (current cycle)                                                            0.00
        Class A-1 Note   Reserve Fund Amount                                                                                  0.00
        Investor Loss Amount                                                                                              8,181.99
        Previous Investor Loss Amount                                                                                         0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                      28,263.74
        Credit Enhancer Reimbursement                                                                                         0.00
        Accelerated Principal Distribution Amount                                                                       737,499.17
        Spread Account Deposit                                                                                                0.00
        Indenture Trustee Fee 8.6 (d)(i)                                                                                  1,413.19
        Management Fee 8.6 (d)(iii)                                                                                         393.40

      Payment to Servicer                                                                                                   0.00
      Deferred Interest                                                                                                     0.00
      Remaining Amount to Transferor                                                                                        0.00
      Total Certificateholders Distribution Allocable to Interest                                                   1,940,008.15

      Maximum Principal Payment                                                                                     3,849,582.19
      Scheduled Principal Collection Payment ((x) the excess of Max Prin Pymt (y) the HELOC Pool O/C Redctin Amt)           0.00
      8.6(d)(v)
      Accelerated Principal Distribution Amount                                                                       737,499.17
      Loan Loss                                                                                                         8,181.99
      Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                                   0.00
      Total Certificateholders Distribution Allocable to Principal                                                  4,595,263.35

DISTRIBUTION AMOUNTS Class A-2
      Class A-2 Note Interest 8.6 (d)(iv)                                                                             280,625.77
      Class A-2 Note Unpaid Interest Shortfall (current cycle)                                                              0.00
      Class A-2 Note Reserve Fund Amount                                                                                    0.00
      Investor Loss Amount                                                                                                  0.00
      Previous Investor Loss Amount                                                                                         0.00
      Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                       6,735.02
      Credit Enhancer Reimbursement                                                                                         0.00
      Accelerated Principal Distribution Amount                                                                       201,449.14
      Spread Account Deposit                                                                                                0.00
      Indenture Trustee Fee 8.6 (d)(i)                                                                                    336.75
      Management Fee 8.6 (d)(iii)                                                                                         106.60
      Payment to Servicer                                                                                                   0.00
      Deferred Interest                                                                                                     0.00
      Remaining Amount to Transferor                                                                                        0.00
      Total Certificateholders Distribution Allocable to Interest                                                     489,253.28

      Maximum Principal Payment                                                                                     1,530,686.81
      Scheduled Principal Collection Payment ((x) the excess of Max Prin Pymt (y) the Second Pool O/C Redctin Amt)          0.00
      8.6(d)(v)
      Accelerated Principal Distribution Amount                                                                       201,449.14
      Loan Loss                                                                                                             0.00
      Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                                   0.00
      Total Certificateholders Distribution Allocable to Principal                                                  1,732,135.95


TOTAL DISTRIBUTION AMOUNT
      Class A Note Interest 8.6 (d)(iv)                                                                             1,444,882.43
      Class A Note Unpaid Interest Shortfall (current cycle) 5.01(i)                                                        0.00
      Class A Note Reserve Fund Amount                                                                                      0.00
      Investor Loss Amount 5.01(iii)                                                                                    8,181.99
      Previous Investor Loss Amount 5.01(iv)                                                                                0.00
      Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                      34,998.76
      Credit Enhancer Reimbursement 5.01(vi)                                                                                0.00
      Accelerated Principal Distribution Amount 5.01(vii)                                                             938,948.31
      Spread Account Deposit 5.01(viii)                                                                                     0.00
      Indenture Trustee Fee 8.6 (d)(i)                                                                                  1,749.94
      Management Fee 8.6 (d)(iii)                                                                                         500.00
      Payment to Servicer per Section 7.03 5.01 (x)                                                                         0.00
      Deferred Interest 5.01 (xi)                                                                                           0.00
      Remaining Amount to Transferor 5.01 (xii)                                                                             0.00
      Total Certificateholders Distribution Allocable to Interest                                                   2,429,261.43

      Maximum Principal Payment                                                                                        5,380,269.00
      Scheduled Principal Collection Payment                                                                                   0.00
      Accelerated Principal Distribution Amount                                                                          938,948.31
      Loan Loss                                                                                                            8,181.99
      Overcollateralization Deficit 8.6 (d)(vi)                                                                                0.00
      Total Certificateholders Distribution Allocable to Principal                                                     6,327,399.30


LOSSES/RETRANSFERS
      Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                                               0.00
      Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                                               0.00
      Interest Earned on Shortfall @ applicable Certificate Rate                                                               0.00
      Investor Loss Reduction Amount (From Previous Distributions)                                                             0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
      Total Class A-1 Note Distribution Amount Allocable to Interest                                                      6.0238348
      Interest Distribution Amount                                                                                        6.0238348
      Unpaid Note Interest Shortfall Included in Current Distribution                                                     0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                     0.0000000

      Total Class A-1 Note Distribution Amount Allocable to Principal                                                    23.7757773
      Maximum Principal Payment                                                                                          19.9176417
      Scheduled Principal Collections Payment                                                                             0.0000000
      Loan Loss                                                                                                           0.0423334
      Accelerated Principal Distribution Amount                                                                           3.8158022

Class A-2
      Total Class A-2 Note Distribution Amount Allocable to Interest                                                      5.3585214
      Interest Distribution Amount                                                                                        5.3585214
      Unpaid Note Interest Shortfall Included in Current Distribution                                                     0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                     0.0000000

      Total Class A-2 Note Distribution Amount Allocable to Principal                                                    33.0749656
      Maximum Principal Payment                                                                                          29.2283141
      Scheduled Principal Collections Payment                                                                             0.0000000
      Loan Loss                                                                                                           0.0000000
      Accelerated Principal Distribution Amount                                                                           3.8466515


      Total Interest Amount Distributed to Class A Certificateholder                                                     11.3823562
      Total Principal Amount Distributed Amount Distributed to Class A Certificateholder                                 56.8507429


      Credit Enhancement Draw Amount                                                                                           0.00

DELINQUENCIES/FORECLOSURES

Class A-1
      Number of Mortgages 30 to 59 Days Delinquent                                                                               99
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                               4,627,852.46
      Number of Mortgages 60 to 89 Days Delinquent                                                                               35
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                               1,313,429.53
      Number of Mortgages 90 to 179 Days Delinquent                                                                              10
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                402,980.59

      Number of Mortgages 180 or more Days Delinquent                                                                            1
      Aggregate Principal Balances ofMortgages 180 or more Days Delinquent                                               32,620.48
      Number of Mortgage Loans in Foreclosure                                                                                    4
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                     173,604.02

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                               0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                   0.00

Class A-2
      Number of Mortgages 30 to 59 Days Delinquent                                                                              10
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                              1,408,771.38
      Number of Mortgages 60 to 89 Days Delinquent                                                                               4
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                563,229.95
      Number of Mortgages 90 to 179 Days Delinquent                                                                              0
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                     0.00
      Number of Mortgages 180 or more Days Delinquent                                                                            0
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                   0.00
      Number of Mortgage Loans in Foreclosure                                                                                    0
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                           0.00

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                               0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                   0.00


TOTAL DELINQUENCIES/FORECLOSURES

      Number of Mortgages 30 to 59 Days Delinquent                                                                             109
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                              6,036,623.84
      Number of Mortgages 60 to 89 Days Delinquent                                                                              39
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                              1,876,659.48
      Number of Mortgages 90 to 179 Days Delinquent                                                                             10
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                               402,980.59
      Number of Mortgages 180 or more Days Delinquent                                                                            1
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                              32,620.48
      Number of Mortgage Loans in Foreclosure                                                                                    4
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                     173,604.02

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                               0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                   0.00

==================================================================================================================================

RESERVE FUND ACTIVITY

      Reserve Fund Beginning Balance                                                                                          0.00
      Reserve Fund Deposit                                                                                                    0.00
      Reserve Bal Subtotal                                                                                                    0.00
      Reserve Fund Reduction Amt                                                                                              0.00
      Reserve Fund Balance                                                                                                    0.00

PRE-FUNDED ACCOUNT ACTIVITY

      Beginning Balance Pre-Funded Account                                                              558.72
      Remaining Amount for Distribution to Classes                                                        0.00
      Withdrawal for Subsequent Loan Purchase:                                                            0.00

      Ending Balance Pre-Funded Account                                                                 558.72

      All Computation reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

      The Attached Servicing Certificate is true and correct in all material respects.

      __________________________________________________________________________
      A Servicing Officer   Teri Martine

----------------------------------------------------------------------------------------------------------------------------------
GREENPOINT MORTGAGE                                      STATEMENT TO NOTEHOLDERS
==================================================================================================================================
Revolving Home Equity Loan         LIBOR:                              6.65125%     Current Collection Period:   06/01/00-06/30/00
Asset-Backed Notes                 Margin:                             0.30000%     P&S Agreement Date:               12/1/99
Series 1999-2                      Class A-1  Note Rate:               6.95125%     Original Closing Date:            12/22/99
                                   Class A-2  Note Rate:               7.03125%     Distribution Date:                 7/17/00
                                                                                    Record Date:                       7/16/00

                                   Interest Period 06/15/00 thru            32      Pool Factor:                     92.4088204%
                                   07/16/00:
==================================================================================================================================

                    BALANCES
            Beginning HELOC Pool Balance                                                                         190,948,506.57
            Beginning Second Lien Pool Balance                                                                    45,409,654.68


            Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                  188,424,923.25
            Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                   44,900,122.92


            Ending Class A-1 Pool Balance                                                                        187,090,742.39
            Ending Class A-2 Pool Balance                                                                         43,878,967.87


            Ending Class A-1 Note Balance -- CUSIP                                                               183,829,659.90
            Ending Class A-2 Note Balance -- CUSIP                                                                43,167,986.97

            Additional Balances Class A-1                                                                          4,037,863.90
            Additional Balances Class A-2                                                                            573,793.20

            Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                              0
            Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                           0.00
            Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                               0
            Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                            0.00
            Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                  1,108
            Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                    0.00
            Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                0
            Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                              0.00
            Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                       0
            Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                     0.00
            Cumulative Number of ALL Subsequent Mortgage Loans                                                                0
            Cumulative Subsequent Mortgage Loan Asset Balance                                                              0.00
            Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                    0.00

            Beginning Loan Count                                                                                          5,274
            Ending Loan Count                                                                                             5,145


COLLECTION AMOUNTS Class A-1
            Aggregate of All Mortgage Collections                                                                  9,827,454.24
            Total Mortgage Interest Collections                                                                    2,019,570.03
            Servicing Fees (current collection period)                                                               (79,561.88)
               Mortgage Principal Collections                                                                      7,887,446.09
               Pre-Funded Balance                                                                                          0.00
                                                                                                                           0.00
            Total Mortgage Principal Collections                                                                   7,887,446.09

COLLECTION AMOUNTS Class A-2
            Aggregate of All Mortgage Collections                                                                  2,593,733.29
            Total Mortgage Interest Collections                                                                      508,173.97
            Servicing Fees (current collection period)                                                               (18,920.69)

            Mortgage Principal Collections                                                          2,104,480.01
            Pre-Funded Balance                                                                              0.00
                                                                                                            0.00
        Total Mortgage Principal Collections                                                        2,104,480.01


TOTAL COLLECTION AMOUNT
            Aggregate of All Mortgage Collections                                                  12,519,670.10
            Total Mortgage Interest Collections                                                     2,527,744.00
                Mortgage Principal Collections                                                      9,991,926.10
                Pre-Funded Balance                                                                          0.00

            Total Mortgage Principal Collections                                                    9,991,926.10



DISTRIBUTION AMOUNTS Class A-1
            Class A-1 Note    Interest                                                              1,164,256.66
            Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                     0.00
            Class A-1 Note    Reserve Fund Amount                                                           0.00

            Maximum Principal Payment                                                               3,849,582.19
            Scheduled Principal Collection                                                                  0.00
            Accelerated Principal Distribution Amount                                                 737,499.17
            Loan Loss                                                                                   8,181.99
            Class A-1 Overcollateralization Deficit                                                         0.00
            Total Certificateholders Distribution Allocable to Principal                            4,595,263.35

 DISTRIBUTION AMOUNTS Class A-2
            Class A-2 Note    Interest                                                                280,625.77
            Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                     0.00
            Class A-2 Note    Reserve Fund Amount                                                           0.00

            Maximum Principal Payment                                                               1,530,686.81
            Scheduled Principal Collection                                                                  0.00
            Accelerated Principal Distribution Amount                                                 201,449.14
            Loan Loss                                                                                       0.00
            Class A-2 Overcollateralization Deficit                                                         0.00
            Total Certificateholders Distribution Allocable to Principal                            1,732,135.95


TOTAL DISTRIBUTION AMOUNT
            Class A Note Interest                                                                   1,444,882.43
            Class A Note Unpaid Interest Shortfall (current cycle)                                          0.00
            Class A Note Reserve Fund Amount                                                                0.00

            Maximum Principal Payment                                                               5,380,269.00
            Scheduled Principal Collection Payment                                                          0.00
            Accelerated Principal Distribution Amount                                                 938,948.31
            Overcollateralization Deficit                                                                   0.00
            Total Certificateholders Distribution Allocable to Principal                            6,319,217.31



 LOSSES/RETRANSFERS

            Unpaid Class A-1 Note   Interest Shortfall Due (From Previous Distributions)                    0.00
            Unpaid Class A-2 Note   Interest Shortfall Due (From Previous Distributions)                    0.00
            Interest Earned on Shortfall @ applicable Certificate Rate                                      0.00
            Investor Loss Reduction Amount (From Previous Distributions)                                    0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
        Total Class A-1 Note Distribution Amount Allocable to Interest                                 6.0238348
        Interest Distribution Amount                                                                   6.0238348
        Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000

        Total Class A-1 Note Distribution Amount Allocable to Principal                               23.7757773
        Maximum Principal Payment                                                                     19.9176417
        Scheduled Principal Collections Payment                                                        0.0000000
        Loan Loss                                                                                      0.0423334
        Accelerated Principal Distribution Amount                                                      3.8158022

Class A-2
        Total Class A-2 Note Distribution Amount Allocable to Interest                                 5.3585214
        Interest Distribution Amount                                                                   5.3585214
        Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000

        Total Class A-2 Note Distribution Amount Allocable to Principal                               33.0749656
        Maximum Principal Payment                                                                     29.2283141
        Scheduled Principal Collections Payment                                                        0.0000000
        Loan Loss                                                                                      0.0000000
        Accelerated Principal Distribution Amount                                                      3.8466515

        Total Interest Amount Distributed to Class A Certificateholder                                11.3823562
        Total Principal Amount Distributed to Class A Certificateholder                               56.8507429

        Credit Enhancement Draw Amount                                                                      0.00

DELINQUENCIES/FORECLOSURES
Class A-1
        Number of Mortgages 31 to 60 Days Delinquent                                                          99
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                          4,627,852.46
        Number of Mortgages 61 to 90 Days Delinquent                                                          35
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                          1,313,429.53
        Number of Mortgages 91 to 180 or more Days Delinquent                                                 10
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                   402,980.59
        Number of Mortgages 181 or more Days Delinquent                                                        1
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                          32,620.48
        Number of Mortgage Loans in Foreclosure                                                                4
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 173,604.02

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00

Class A-2
        Number of Mortgages 31 to 60 Days Delinquent                                                          10
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                          1,408,771.38
        Number of Mortgages 61 to 90 Days Delinquent                                                           4
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                            563,229.95
        Number of Mortgages 91 to 180 or more Days Delinquent                                                  0
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                         0.00
        Number of Mortgages 181 or more Days Delinquent                                                        0
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                               0.00
        Number of Mortgage Loans in Foreclosure                                                                0
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                       0.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00

TOTAL DELINQUENCIES/FORECLOSURES
        Number of Mortgages 31 to 60 Days Delinquent                                                         109
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                          6,036,623.84
        Number of Mortgages 61 to 90 Days Delinquent                                                          39
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                          1,876,659.48
        Number of Mortgages 91 to 180 or more Days Delinquent                                                 10
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                   402,980.59
        Number of Mortgages 181 or more Days Delinquent                                                        1
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                          32,620.48
        Number of Mortgage Loans in Foreclosure                                                                4
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 173,604.02

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00

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        Class A-1 Note Rate For Next Distribution                LIBOR          TBD                    #VALUE!

RESERVE FUND ACTIVITY

        Reserve Fund  Beginning Balance                                                                     0.00
        Reserve Fund  Deposit                                                                               0.00
        Reserve Bal Subtotal                                                                                0.00
        Reserve Fund Reduction Amt                                                                          0.00
        Reserve Fund Balance                                                                                0.00
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